Managed Account Series
BlackRock U.S. Mortgage Portfolio
(the “Fund”)

Supplement dated August 28, 2015 to the Prospectus of the Fund

This Supplement was previously filed on July 2, 2015.

Effective on September 1, 2015, the Fund’s Prospectus is amended as follows:

In the section entitled “Fund Overview — Purchase and Sale of Fund Shares” in the Fund’s Prospectus for Institutional Shares, the Institutional Shares column of the table is deleted in its entirety and replaced with the following:

Institutional Shares
Minimum Initial Investment	There is no minimum initial investment for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
$2 million for individuals and “Institutional Investors,” which, include but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
$1,000 for investors of Financial Intermediaries that: i) charge such investors a fee for advisory, investment consulting, or similar services or ii) have entered into agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
Minimum Additional Investment	No subsequent minimum.

In the section entitled “Account Information — How to Choose the Share Class that Best Suits Your Needs” in the Fund’s current Prospectus for Institutional Shares, the first two rows of the Institutional Shares column of the table are deleted in their entirety and replaced with the following with regards to Institutional Shares:

Institutional
Availability	Limited to certain investors, including:
	•	Individuals and Institutional Investors who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.
	•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.
	•	Employees, officers and directors/trustees of BlackRock or its affiliates.
	•	Participants in certain programs sponsored by BlackRock or its affiliates or other Financial Intermediaries.
Minimum Investment	There is no investment minimum for:
	•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies.
	•	Employees, officers and directors/trustees of BlackRock or its affiliates.
$2 million for individuals and Institutional Investors.
$1,000 for investors of Financial Intermediaries that: i) charge such investors a fee for advisory, investment consulting, or similar services or ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform.

The last paragraph in the section entitled “Account Information — Details About the Share Classes — Institutional Shares” in the Fund’s current Prospectus for Institutional Shares is deleted in its entirety and replaced with the following with regards to Institutional Shares:

Eligible Institutional investors include the following:

■	Individuals and “Institutional Investors” with a minimum initial investment of $2 million who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;
■	Investors of Financial Intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with a minimum initial investment of $1,000;
■	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which is not subject to any minimum initial investment and may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;
■	Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets, who are not subject to any minimum initial investment;
■	Holders of certain BofA Corp. sponsored UITs who reinvest dividends received from such UITs in shares of the Fund, who are not subject to any minimum initial investment; and
■	Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., PNC, Barclays or their respective affiliates, who are not subject to any minimum initial investment.

The Fund reserves the right to modify or waive the above-stated policies at any time.

Shareholders should retain this Supplement for future reference.

PRO-MASUSM-0815SUP